EXHIBIT 99.3
------------
                                          January 10, 2002

Dispute Resolution Management, Inc.                      VIA FACSIMILE
39 Exchange Place                                        -------------
Suite 30
Salt Lake City, UT  84111

Mr. William J. Russell                                   VIA FACSIMILE
16049 East Berry Drive                                   -------------
Aurora, CO  80015

Ms. Tamie P. Speciale                                    VIA FACSIMILE
55 Dorchester Drive                                      -------------
Salt Lake City, UT  84103

         Re: Amended and Restated Stock Purchase Agreement entered into as of August 30, 2000, by and among Commodore Applied Technologies, Inc., William J. Russell, Tamie P. Specialie and Dispute Resolution Management, Inc., as amended September 20, 2001 and October 26, 2001 (the "Stock Purchase Agreement")

Dear Mr. Russell and Ms. Speciale:

         Reference is made to the above-referenced Stock Purchase Agreement.

         In connection with the undersigned's default relating to the Repurchase Obligation set forth in subparagraph 7.2(b) of the Stock Purchase Agreement, the parties amended subparagraph 7.2(b)(iv) of the Stock Purchase Agreement on September 20, 2001and on October 26, 2001 to give the undersigned an additional 260 days to make payment in full under the Repurchase Obligation.

         The undersigned is now requesting an additional extension to make payment in full under the Repurchase Obligation. Accordingly, subparagraph 7.2(b)(iv) of the Stock Purchase Agreement shall be amended to read as follows:

              "(iv) If, for any reason (other than a record owner's failure to timely deliver to Commodore stock certificates evidencing such Repurchase Shares, duly endorsed for transfer), Commodore shall fail or refuse to make payment in full of the Repurchase Balance within 260 days after the Anniversary Date, the Stockholders, may on behalf of themselves and all other record owners of the Repurchase Shares, in addition to and not in lieu of all of their remedies at law, exercise all of their rights and remedies contemplated by Section 7.2(d) below and Exhibit D annexed hereto."

         The purpose of this amendment is to give Commodore until May 16, 2002, to cure the default relating to its Repurchase Obligation.

         If you are in agreement with the above amendment to the Stock Purchase Agreement, please signify such agreement by signing below and returning a copy of this letter to the undersigned.

         The undersigned acknowledges that the amendment to the Stock Purchase Agreement as set forth above shall have no effect on any other defaults which may exist or hereafter arise under the Stock Purchase Agreement.

                                            Very truly yours,

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


                                            By:  /s/ Shelby T. Brewer
                                                 --------------------------
                                                  Title: Chairman and Chief
                                                         Executive Officer

                                            TELECOPY NUMBER:  703-566-7526

       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         The above terms and conditions are agreed to this 14th day of January 2002.

                                            DISPUTE RESOLUTION MANAGEMENT, INC.


                                            By:  /s/ William J. Russell
                                                 -------------------------
                                                 Title: Chairman and Chief
                                                        Executive Officer


                                            /s/ William J. Russell
                                            --------------------------------
                                            William J. Russell, Individually


                                            /s/ Tamie P. Speciale
                                            -------------------------------
                                            Tamie P. Speciale, Individually




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